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                                                                   Exhibit 10.30
                             STOCK PURCHASE WARRANT

                          TO SUBSCRIBE FOR AND PURCHASE
                                 COMMON STOCK OF

                           ENDOCARDIAL SOLUTIONS, INC.

                  THIS CERTIFIES THAT, for value received, U.S. Bancorp Piper Jaffray, or registered assigns, (herein called "Purchaser"), is entitled to subscribe for and purchase from Endocardial Solutions, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, at the price specified below (subject to adjustment as noted below) at any time after the date hereof to, and including December 31, 2001 (the "Expiration Date"), One Hundred Twenty-Two Thousand Four Hundred Fifty (122,450) fully paid and nonassessable shares of common stock (herein the "Common Stock") (subject to adjustment as noted below). This Warrant has been issued pursuant to an Engagement Agreement dated as of March 3, 2001 (the "Agreement") between the Purchaser and the Company.

                  The warrant purchase price (subject to adjustment as noted below) shall be Four Dollars ($4.00) per share ("Warrant Purchase Price").

                  This Warrant is subject to the following provisions, terms and conditions:

                  1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

                  2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraph 8 hereof.

                  3. The Company represents and warrants that this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered and is a legal and binding obligation of the Company, enforceable against the Company in accordance with the terms of this Warrant. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof or


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represented by the Common Stock will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant, free from preemptive rights or other actual contingent purchase rights other than those held by a holder of this Warrant (as a result of holding this Warrant).

                  4. The Company will pay any documentary stamp taxes attributable to the issuance of shares of Common Stock upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrants, or shares of Common Stock issued upon exercise of this Warrant, in a name other than that of the Purchaser. The Purchaser shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock upon exercise hereof.

                  5. The above provisions are, however, subject to the following:

                           (a) The Warrant Purchase Price shall, from and
after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

                           (b) In case the Company shall (i) declare a
dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph (b) below) or any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (such obligations or shares of stock being hereinafter referred to as "Convertible Securities"), or in any rights or options to purchase any Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, such number of shares of Common Stock, such that upon exercise hereof, such holder would receive such number of shares of Common Stock as a result of each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of any such dividend or distribution if continuously since the record date for any such dividend or distribution such holder (i) had been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible


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Securities, or in any rights or options to purchase any Common Stock or
Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or surplus only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

                           (c) In case the Company shall at any time
subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                           (d) If any capital reorganization or
reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

                           (e) Upon any adjustment of the Warrant Purchase
Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from


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such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                           (f) In case any time:

                               (i) the Company shall declare any cash
dividend on its capital stock at a rate in excess of the rate of the last cash dividend theretofore paid;

                               (ii) the Company shall pay any dividend
payable in stock upon its capital stock or make any distribution (other than regular cash dividends) to the holders of its capital stock;

                               (iii) the Company shall offer for subscription
pro rata to the holders of its capital stock any additional shares of stock of any class or other rights;

                               (iv) there shall be any capital
reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                               (v) there shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption shall take place, as the case may be. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                           (g) If any event occurs as to which in the opinion
of the Board of Directors of the Company the other provisions of this paragraph 5 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

                  6. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.


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                  7. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

                  8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

                  9. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

                  10.      The Company covenants and agrees as follows:

                           (a)      For purposes of this Section 10:

                               (i) The term "register", "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                               (ii) The term "Registrable Securities" means
(1) the Common Stock issuable or issued upon exercise of this Warrant; and
(2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or


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in replacement of, such Common Stock; PROVIDED, HOWEVER, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and
(B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale;

                               (iii) "Registration Statement" means the
registration statement on Form S-3 which the Company is obligated to prepare and file with the Securities and Exchange Commission ("SEC") pursuant to
Section 6 of Annex I of the Stock Purchase Agreement, dated as of March 21, 2001, by and between the Purchaser and the Company.

                               (iv) "Securities Act" means the Securities Act
of 1933, as amended.

                               (v) The term "Securities Holder" means any
person owning or having the right to acquire Registrable Securities or any assignee thereof, including without limitation and without need for an express assignment, subsequent holders of Registrable Securities; and

                               (vi) The term "Form S-3" means such form under
the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                           (b) The Company shall register the Registrable
Securities on the Registration Statement.

                           (c) The Company shall bear and pay all expenses
incurred in connection with any registration, filing or qualification of Registrable Securities with respect to a registration pursuant to Section 10(b) for each Securities Holder, including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Securities Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

                           (d) In the event any Registrable Securities are
included in a registration statement under this Section 10:

                               (i) The Company will indemnify and hold
harmless each Securities Holder, any underwriter (as defined in the Securities Act) for such Securities Holder and each person, if any, who controls such Securities Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, or the 1934 Act or other federal or state law, insofar as such


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losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (3) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and the Company will pay to each such Securities Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them (or such additional law firms retained by a Securities Holder or Securities Holders if such Securities Holder or Securities Holders reasonably believe there exists a conflict of interest among them) in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 10(d)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Securities Holder, underwriter or controlling person.

                               (ii) Each selling Securities Holder will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Securities Holder selling securities in the Registration Statement and any controlling person of any such underwriter or other Securities Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Securities Holder expressly for use in connection with such registration; and each such Securities Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 10(d)(ii), in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 10(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Securities Holder, which consent shall not be unreasonably withheld; and PROVIDED, FURTHER that, in no event shall any indemnity under this subsection 10(d)(ii) exceed the net proceeds from the offering received by such Securities Holder.

                               (iii) Promptly after receipt by an indemnified
party under this Section 10(d) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereto is to be made against any indemnified


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party under this Section 10(d), deliver to the indemnified party a written notice of the commencement thereof and the indemnified party shall have the right to participate in, and, to the extent the indemnified party so desires, jointly with any other indemnified party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10(d), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 10(d).

                               (iv) The obligations of the Company and
Securities Holders under this Section 10(d) shall survive the completion of any offering of Registrable Securities in a registration statement under this
Section 10, and otherwise.

                           (e)  With a view to making available to the
Securities Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Securities Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                               (i) make and keep public information
available, as those terms are understood and defined in SEC Rule 144, at all times;

                               (ii) maintain its qualification for
registration on Form S-3 for the sale of the Registrable Securities;

                               (iii) file with the SEC in a timely manner all
reports and other documents required by the Company under the Securities Act and the 1934 Act; and

                               (iv) furnish to any Securities Holder, so long
as the Securities Holder owns any Registrable Securities, forthwith upon request (1) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Securities Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                           (f) Any provision of this Section 10 may be
amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Securities


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Holders owning a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Securities Holder of any Registrable Securities then outstanding, each future Securities Holder of all such Registrable
Securities, and the Company.

                           (g) No Securities Holder shall be entitled to
exercise any right provided for in Section 10(b) or (c) at such time as all Registrable Securities held by such Securities Holder can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144.

                  11. (a) (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right to convert this Warrant (the "Conversion Right") or any portion thereof into shares of Common Stock as provided in this paragraph 11 at any time or from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares of Common Stock subject to this Warrant (the "Converted Warrant Shares") and payment of the Warrant Purchase Price multiplied by such number of Converted Warrant Shares (the "Conversion Payment"), the Company shall deliver to the holder of this Warrant certificates evidencing such shares of Common Stock. No fractional shares shall be issuable upon exercise of the Conversion Right.

                           (b) The Conversion Right may be exercised by the
holder of this Warrant by the surrender of this Warrant at the principal office of the Company and payment of the Conversion Payment together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid Conversion Payment and written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 15 days following the Conversion Date.

                  12. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law, not the law of conflicts, of the State of New York.


                                       9
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                  IN WITNESS WHEREOF, Endocardial Solutions, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of March 26, 2001.

                                  ENDOCARDIAL SOLUTIONS, INC.


                                  By     /s/ James W. Bullock
                                    -------------------------------------------
                                     Its  President and Chief Executive Officer
                                        ---------------------------------------


                             RESTRICTION ON TRANSFER

                  "The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to this corporation that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration."

SUBSCRIPTION FORM

           TO BE EXECUTED BY THE HOLDER OF THIS WARRANT IF SUCH HOLDER
             DESIRES TO EXERCISE THIS WARRANT IN WHOLE OR IN PART:

To:      Endocardial Solutions, Inc. (the "Company")

               THE UNDERSIGNED ___________________________________


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF SUBSCRIBER:

                        __________________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ___________ shares of the Common Stock (the "Common Stock") provided for therein and tenders payment herewith to the order of the Company in the amount of $___________, such payment being made as provided on the face of this Warrant.

                  The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:  _______________________________________________________________________

Address:  ____________________________________________________________________

Deliver to:  _________________________________________________________________

Address:  ____________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated: __________________

                 Signature ___________________________________________________
                     Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.


                                       11
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                               FORM OF ASSIGNMENT
                       (TO BE SIGNED ONLY UPON ASSIGNMENT)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated:  _______________

In the presence of:



                         _____________________________________________________

                         (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)


                                       12